Exhibit 10.6.3

SIXTH AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT
This SIXTH AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT (this “Amendment”), dated as of January 28, 2013, by and among VISTEON CORPORATION, a Delaware corporation (“Visteon”), and certain of its domestic subsidiaries signatory hereto, as borrowers (collectively, referred to herein as the “Borrowers” and each, individually, as a “Borrower”); the other Credit Parties signatory hereto; MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as administrative agent for the Lenders (together, with any permitted successor in such capacity, “Agent”); MSSF and Bank of America, N.A., as co-collateral agents for the Lenders (the “Co-Collateral Agents”); and the Lenders and L/C Issuers signatory hereto.
W I T N E S S E T H:

WHEREAS, the Borrowers, the other Credit Parties signatory thereto, the financial institutions party thereto as “Lenders” (the “Lenders”), Agent and the other agents party thereto are parties to that certain Revolving Loan Credit Agreement, dated as of October 1, 2010, as amended by that certain First Amendment to Revolving Loan Credit Agreement, dated as of January 27, 2011, as amended by that certain Second Amendment to Revolving Loan Credit Agreement, dated as of April 6, 2011, as amended by that certain Third Amendment to Revolving Loan Credit Agreement, dated as of June 15, 2011, as amended by that certain Fourth Amendment to Revolving Loan Credit Agreement, dated as of April 3, 2012, and as amended by that certain Fifth Amendment to Revolving Loan Credit Agreement and Consent, dated as of July 3, 2012 (as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrowers have requested that Agent and the Requisite Lenders amend certain terms and conditions of the Credit Agreement, and the Requisite Lenders and Agent have agreed to the requested amendments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:
Section 1.    Amendments to the Credit Agreement.
(a)    Section 1.1 of the Credit Agreement, “Definitions”, is hereby amended and modified by deleting the definition of “Bank Products” in its entirety and inserting the following in lieu thereof:
““Bank Products” means any one or more of the following types of services or facilities extended to the Credit Parties by a Person who at the time such services or facilities were extended was a Lender or Agent (or any Affiliate of a Lender or Agent): (a) any treasury, netting or other cash management services, including (i) deposit account, (ii) automated clearing house (ACH) origination and other funds transfer, (iii) depository (including cash vault and check deposit), (iv) zero balance accounts and sweep, and other ACH Transactions, (v) return items processing, (vi) controlled disbursement, (vii) positive pay, (viii) lockbox, (ix) account reconciliation and information reporting, (x) payables outsourcing, (xi) payroll processing and (xii) daylight overdraft facilities, (b) card services, including (i) credit card (including purchasing card and commercial card), (ii) prepaid card, including payroll, stored value and gift cards, (iii) merchant services processing, and (iv) debit card services and (c) foreign letters of credit issued by a Lender or Agent (or any Affiliate of a Lender or Agent) but excluding for all purposes any Letter of Credit issued under this Agreement.”
(b)    Section 1.1 of the Credit Agreement, “Definitions,” is hereby further amended and modified by replacing “$100,000,000” contained in clause (d) of the definition of “Permitted Acquisition” with “$75,000,000”.
(c)    Section 5.2(a) of the Credit Agreement, “Collateral Reporting,” is hereby amended and modified by replacing each instance of “$65,000,000” contained therein with “$50,000,000”.
(d)    Section 5.2(a) of the Credit Agreement, “Collateral Reporting,” is hereby further amended and modified by deleting clause (i) its entirety and inserting the following in lieu thereof:
“(i)(A) a Borrowing Base Certificate, (B) a summary of the mark-to-market exposure for all Secured Interest Rate Obligations, in each case, accompanied by such supporting detail and documentation as shall be requested by Co-Collateral Agents, in their Permitted Discretion, and (C) a summary of the foreign letters of credit issued by a Lender or Agent (or any Affiliate of a Lender or Agent), in each case, including, without limitation, the beneficiary, face amount, issue date, expiry date and any other information as shall be requested by Co-Collateral Agents, in their Permitted Discretion;”
(e)    Section 7.3 of the Credit Agreement, “Indebtedness”, is hereby further amended and modified by deleting subsection (y) in its entirety and inserting the following in lieu thereof:
“(y)    Indebtedness in amount not in excess of $1,000,000,000 at any time outstanding (the “Incremental Term Loans”), provided that: (1) such Indebtedness shall not mature prior to the date that is ninety-one (91) days following the Commitment Termination Date (except with respect to a bridge loan facility so long as the Credit Parties have received commitments for permanent financing (and provide evidence, reasonably satisfactory to Agent, of such commitments) in an aggregate amount greater than or equal to the amount required to repay such bridge loan facility in full in cash (after giving effect to any cash on hand used to repay such bridge loan facility)), (2) no Default shall have occurred and be continuing or would immediately result therefrom, (3) immediately after giving effect thereto, the Borrowers and their Restricted Subsidiaries shall be in compliance, on a Pro Forma basis after giving effect to the incurrence of such Indebtedness, with Section 7.10 (to the extent then applicable), (4) except in the case of guaranties by Excluded Subsidiaries and Foreign Subsidiaries of such Indebtedness of Foreign Subsidiaries, no Restricted Subsidiary shall guaranty any such Indebtedness unless such Restricted Subsidiary is also a Subsidiary Guarantor, and (5) the Co-Collateral Agents and Lenders shall subordinate the Liens on the Term Loan Priority Collateral to the Liens securing such Indebtedness, and the Liens securing such Indebtedness on Revolver Priority Collateral shall be subordinated to the Liens of the Co-Collateral Agents and Lenders on the Revolver Priority Collateral, in each case, pursuant to an Intercreditor Agreement.”
(f)    Section 7.10 of the Credit Agreement, “Fixed Charge Coverage Ratio,” is hereby amended and modified by replacing each instance of “$30,000,000” contained therein with “$25,000,000”.
(g)    the Credit Agreement is hereby amended and modified by deleting Schedules (7.8(p)) and (7.8(w)), and inserting the new Schedules (7.8(p)) and (7.8(w)), attached hereto as Exhibit A, in lieu thereof; and
(h)    the Credit Agreement is hereby amended and modified by (i) reducing the aggregate Commitments to $130,000,000 and (ii) deleting Annex C, “Commitments”, to the Credit Agreement in its entirety and inserting the new Annex C attached hereto as Exhibit B as an annex to the Credit Agreement.
Section 2.        Representations and Warranties. Each Credit Party represents and warrants as follows:
(a)    The execution, delivery and performance by each Credit Party of this Amendment are within such Person’s powers, have been duly authorized by all necessary corporate, limited liability company or limited partnership action, and do not (i) require any consent or approval of any of the holders of the Stock of any Credit Party except for such consents and approvals which have been obtained and remain in full force and effect; (ii) contravene the charter, bylaws or partnership or operating agreement, as applicable, of any Credit Party; (iii) violate any material applicable law or regulation or any order or decree of any court or Governmental Authority; (iv) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any material indenture, mortgage, deed of trust, material lease, loan agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; or (v) result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents;
(b)    No authorization or approval of any Governmental Authority or other Person is required for the due execution, delivery or performance by any Credit Party of this

Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, except authorizations or approvals that have been obtained and notices or filings that have been made;
(c)    This Amendment and each other document required hereunder to be delivered by any Credit Party has been duly executed and delivered by each such Person party thereto, and constitutes the legal, valid and binding obligation of each such Person, enforceable against such Person in accordance with the respective terms of such document, except, in each case, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether enforcement is being sought in equity or at law);
(d)    The representations and warranties contained in Section 4 of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects (with respect to any representation or warranty that is not otherwise qualified as to materiality) on and as of the date hereof as though made on and as of such date; provided, however, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date; and
(e)    Immediately after giving effect hereto, no Default or Event of Default has occurred and is continuing.
Section 3.        Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above (the “Sixth Amendment Effective Date”) when Agent shall have received, in form and substance satisfactory to it, each of the following:
(a)    this Amendment, duly executed by the Borrowers, the other Credit Parties identified on the signature pages hereto, Agent, the Co-Collateral Agents and the Requisite Lenders;
(b)    reimbursement and payment of all of Agent’s costs and expenses incurred in connection with this Amendment in accordance with Section 12.3 of the Credit Agreement to the extent invoiced prior to such date; and
(c)    the delivery of such other documents, instruments, and information as Agent may reasonably request.
Section 4.        Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment as set forth in Section 3 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement.
Section 5.        Costs, Expenses and Taxes. Subject to Section 12.3 of the Credit Agreement, the Borrowers agree, jointly and severally, to pay all reasonable, documented out-of-pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable documented fees, reasonable documented out-of-pocket costs and expenses of counsel for Agent with respect thereto).
Section 6.        No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, Co-Collateral Agent or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth herein, the text of all other Loan Documents shall remain unchanged and in full force and effect and the Credit Parties hereby ratify and confirm their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with Agent at variance with the Credit Agreement such as to require further notice by Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Credit Parties acknowledge and expressly agree that the Agent, Co-Collateral Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).
Section 7.        Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
Section 8.        Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 9.    Final Agreement. This Amendment represents the final agreement between the Borrowers, the other Credit Parties, Agent, Co-Collateral Agents and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior or contemporaneous oral agreements of the parties. The Amendment shall constitute a Loan Document for all purposes.
Section 10.    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CREDIT PARTIES:

VISTEON CORPORATION
By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer
VC AVIATION SERVICES, LLC
By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer
VISTEON ELECTRONICS CORPORATION

By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer
VISTEON GLOBAL TECHNOLOGIES, INC.

By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer
VISTEON GLOBAL TREASURY, INC.

By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer

SIXTH AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT

VISTEON SYSTEMS, LLC

By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer
VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.

By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer
VISTEON INTERNATIONAL HOLDINGS, INC.

By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer
VISTEON EUROPEAN HOLDINGS, INC.
By:_/s/ Robert R. Krakowiak_______
Name: Robert R. Krakowiak
Title: VP and Treasurer

SIXTH AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT

AGENTS AND LENDERS:

MORGAN STANLEY SENIOR FUNDING, INC., as Agent and Co-Collateral Agent
By: _/s/ Stephen B. Koho___________
Name: Stephen B. Koho
Title: VP
MORGAN STANLEY BANK, N.A., as a Lender and L/C Issuer
By: _/s/ Brian Janiak_______________
Name: Brian Janiak
Title: Authorized Signatory

SIXTH AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Co-Collateral Agent and a Lender
By: _/s/ John D. Whetstone _____
Name: John D. Whetstone
Title: V.P.
BARCLAYS Bank PLC, as a Lender
By: _/s/ Gregory Fishbein _______
Name: Gregory Fishbein
Title: Assistant Vice President
THE BANK OF NOVA SCOTIA, as a Lender
By: __/s/ Kim Snyder ______
Name: Kim Snyder
Title: Director

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender f/k/a RZB FINANCE, LLC
By: _/s/ Christoph Hoedl___________
Name: Christoph Hoedl
Title: First Vice President
By: __/s/ John A. Valiska ___________
Name: John A. Valiska
Title: First Vice President
SUMITOMO MITSUI BANKING CORPORATION, as a Lender

SIXTH AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT

By: _/s/ David Kee_____________
Name: David Kee
Title: Managing Director
COMERICA BANK, as a Lender
By: _/s/ Jessica M. Migliore__________
Name: Jessica M. Migliore
Title: Vice President
CITIBANK, N.A., as a Lender
By: _/s/ Jennifer Bagley__________
Name: Jennifer Bagley
Title: Vice President

SIXTH AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT